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                                 Exhibit 10.10
                   Lease for Corporate Headquarters Facility


                                     NORWEST
                                      BANK
                                    BUILDING

         This LEASE AGREEMENT, ("Lease") made as of this 14th day of March, 1997 between Lexington Hopkins Limited Partnership, a Minnesota limited partnership ("Landlord"), and Profile National Business Directory, a Minnesota Corporation ("Tenant");

         WITNESSETH, THAT

         1. PREMISES: Landlord, subject to the terms and conditions hereof, hereby leases to Tenant certain premises ("Premises") shown crosshatched on the floor plan attached hereto as Exhibit A, containing approximately 2,300 net rentable square feet on the 3rd floor, Suite 203 located in the building (the "Building") situated at 1011 First Street South, Hopkins, Minnesota 55343, which building, is situated on property legally described on Exhibit B attached hereto and made a part hereof.

         2. USE: Tenant shall use the Premises only as business offices for Tenant's business of general office use and shall not use the Premises for any other use or purpose without the prior written consent of Landlord.

         3. TERM: Tenant takes the Premises from Landlord, upon the terms and conditions herein contained for the term ("Term") of three (3) years and zero
(0) months commencing on the first (1st) day of May, 1997 (the "Commencement Date") and ending on the 30th day of April, 2000 unless sooner terminated as herein provided.

         Notwithstanding the foregoing if the Premises shall, on the scheduled Commencement Date of the Term, not be ready for occupancy by the Tenant due to the possession or occupancy thereof by any person not lawfully entitled thereto, or because construction has not yet been completed, or by reason of any Building operations, repair or remodeling, to be done by Landlord, Landlord shall use good faith efforts to complete such construction, Building operations, repair or remodeling and to deliver possession of the Premises to Tenant. Landlord, using such good faith efforts, shall not in any way be liable for failure to obtain possession of the Premises for Tenant or to timely complete such construction, building operations, repair or remodeling, but the Base Rent, Operating Costs and Additional Rent payable by Tenant hereunder shall abate until the date Landlord is able to tender possession of the Premises to Tenant, which date shall thenceforth be deemed the "Commencement Date;" and the Term of this Lease shall be automatically extended so as to include the full number of months hereinbefore provided except that if the Commencement Date is other than the first day of a calendar month, such Term shall also be extended for the remainder of the calendar month in which possession is tendered.

         If Tenant's possession is delayed because Landlord has not sufficiently completed the Building or the Premises, and if Landlord shall be delayed in such substantial completion as a result of: (i) Tenant's failure to agree to plans and specifications; (ii) Tenant's request for materials, finishes or
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installations other than Landlord's standard; (iii) Tenant's changes in plans;
or (iv) the performance or completion by a party employed by Tenant, the Commencement Date shall be deemed to be the date on which Landlord would have been able to tender possession of the Premises to Tenant, but for such delay.

         The taking of possession by Tenant shall be deemed conclusively to establish that the Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of when possession was so taken (except for such items as Landlord is permitted to complete at a later date, which items shall be specified by Landlord to Tenant in writing). The date stated in Article 3 above shall be deemed to be the Commencement Date and this Lease shall be in full force and effect as of that date unless Landlord and Tenant execute a Commencement Letter identifying a change in that date, such letter to be in the form attached hereto as Exhibit G. In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of an A.I.A. registered architect or a temporary or final certificate of occupancy issued by the local governmental authority shall be conclusive evidence of such completion, effective on the date of the delivery of a copy or any such certificate to Tenant.

         4. SECURITY DEPOSIT: On or before March 10, 1997, Tenant shall deposit with Landlord the sum of Three Thousand One Hundred Sixty-eight and 25/100 Dollars ($3,168.25) (the "Security Deposit") as security for the full and faithful performance of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, without limitation, the provisions relating to the payment of Base Rent, Operating Costs or Additional Rent, the repair of damage to the Premises and/or cleaning or restoring the Premises upon termination of this Lease. Landlord may use, apply or retain all or any part of this security deposit for the payment of any Base Rent, Operating Costs or Additional Rent or other sum in default and any amounts which Landlord may spend or become obligated to spend by reason of Tenant's default to the full extent permitted by law. If any portion of said deposit is so used, applied or retained, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to an amount equal to one monthly installment of the then-applicable Base Rent, plus the monthly amount of estimated Operating Costs and other charges payable hereunder by Tenant multiplied by the number of months worth of Base Rent represented by the initial security deposit, and Tenant's failure to do so shall be a material default and breach of this Lease. Landlord shall lot be required to keep any security deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant or to the last assignee of Tenant's interest hereunder within sixty days after the expiration of the Term.

         5. BASE RENT: Tenant agrees to pay to Landlord during the Term a Base Rent ("the Base Rent") of See Addendum to Lease #38 Dollars ($_________ ) per annum, payable in equal monthly installments of $___________ due and payable in advance on the Commencement Date and on the first day of each month thereafter during the Term, without deduction or setoff of any kind, and delivered or sent to Landlord's managing agent, Richard Ellis Inc., 6800 France Avenue South, Suite 170, Edina, Minnesota 53435 or at such other place as may from time to time be designated by Landlord.

         6. ADDITIONAL RENT AMOUNTS: Any amounts in addition to Base Rent and Operating Costs, as defined below, payable to Landlord by Tenant hereunder, including, without limitation, amounts payable pursuant to Section 9 and Exhibit C, and any costs set forth in the Addendum to Lease, if any, described in
Section 37 hereof (collectively the "Additional Rent") shall be an obligation of Tenant hereunder and all such Additional Rent shall be due and payable upon demand.

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         7. OPERATING COSTS: In addition to Base Rent and Additional Rent,
Tenant shall, for the entire Term, pay to Landlord, without any setoff or deduction therefrom, its Proportionate Share (as hereinafter defined) of costs which Landlord may incur in owning, maintaining and operating the Building during each calendar year of the Term (such costs hereinafter "Operating Costs"). "Proportionate Share" is defined as (3.74%) of all Operating Costs incurred by Landlord with respect to the Building (being the decimal equivalent of a fraction, the numerator of which is the net rentable square feet of the Premises and the denominator of which is the net rentable square feet of the entire Building each as reasonably determined by Landlord). Operating Costs are defined to include all expenses and costs (but not specific costs which are separately billed to and paid by individual tenants including Tenant) of every kind and nature which the Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building and supporting facilities of the Building, including but not limited to all real estate taxes and special or other assessments payable with respect to the Building, and all other taxes, service payments in lieu of taxes, excises, levies, fees, or charges, general and special, ordinary and extraordinary, of any kind, which are assessed, levied, charged, confirmed or imposed by any public authority upon the Building, its operations or the Rent provided for in this Lease including, but not limited to the amount of any gross receipts tax, sales tax or similar tax, or any tax imposed in lieu of real property taxes (but excluding therefrom any income tax), or tax arising out of ownership of the Building, which tax is payable or which will be payable by Landlord, by reason of the receipt of the Base Rent, Operating Costs or Additional Rent and adjustments thereto; costs of any contest of such taxes, including attorneys' fees, management fees, insurance premiums, utility costs, janitorial costs, Building security costs, costs of wages, salaries and fringe benefits for all individuals providing services to the Building through the level of property manager or similar position, maintenance costs (relating to the Building and adjacent land including sidewalks, landscaping and parking or service areas, common areas, service contracts, equipment and supplies) and all other costs of any nature whatsoever which for federal tax purposes may be expensed rather than capitalized, but exclusive only of leasing commissions, depreciation, principal and interest, and costs of tenant improvements. Operating Costs shall also include the yearly amortization of capital costs incurred by the Landlord for improvements or structural repairs to the Building required to comply with any change in the laws, rules or regulations of any governmental authority having jurisdiction, or for purposes of reducing Operating Costs, which costs shall be amortized over the useful life of such improvements or repairs, as reasonably estimated by the Landlord or as required by law.

         As soon as reasonably practicable prior to the commencement of each calendar year during the Term, Landlord shall furnish to Tenant an estimate of Operating Costs for the ensuing calendar year and the amount of Tenant's Proportionate Share thereof. Tenant shall pay, together with each installment of Base Rent, one-twelfth (1/12th) of its estimated annual Proportionate Share of Operating Costs. As soon as reasonably practicable after the end at each calendar year during the Term, Landlord shall furnish to Tenant a statement of the actual Operating Costs for the previous calendar year, including Tenant's Proportionate Share of Operating Costs, and within thirty (30) days thereafter Tenant shall pay to Landlord or Landlord shall credit to the next Base Rent payment due Landlord from Tenant or Landlord shall pay, if the Lease has expired, as the case may be, any difference between the actual Operating Costs and the estimated Operating Costs paid by Tenant for such year. Tenant's Proportionate Share of Operating Costs for the years in which this Lease commences and terminates shall be prorated by multiplying the actual Operating Costs by a fraction, the numerator of which is the number of days of that year of the Term and the denominator of which is 365. Tenant's obligation to pay Operating Costs for the year in which this Lease expires or terminates shall survive the expiration or earlier termination of this Lease, and shall be prorated to reflect that portion of the calendar year during which Tenant was obligated to pay Operating Costs. Notwithstanding any other provision herein to the contrary, it is agreed that in the event that the Building is not fully occupied at any time during the Term, an

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adjustment shall be made in computing the Operating Costs for such year so that the Operating Costs shall be computed for such year as though the Building had been fully occupied during such year (including, for real estate tax purposes, as if fully occupied and assessed as a completed Building during such year). Notwithstanding the foregoing, if Landlord shall from time to time reasonably determine that the use of any utility or service in the Premises by Tenant is disproportionate to the use of other tenants, Landlord may adjust Tenant's share of the cost thereof from a date reasonably determined by Landlord to take equitable account of the disproportionate use. A Landlord's request, Tenant shall install and maintain at Tenant's expense metering devices for measuring the use of any such utility or service in the Premises.

         8. QUIET ENJOYMENT: Landlord covenants that Tenant, upon paying all Base Rent, Operating Costs (as defined in Section 7 hereof) and Additional Rent (as defined in Section 6 hereof) (the Base Rent, Operating Costs and Additional Rent collectively hereinafter the "Rent") and performing all covenants and agreements on its part to be performed, shall have quiet enjoyment and possession of the Premises during the term, subject to the terms and conditions of this Lease and to any agreements to which this Lease is or may become subordinate.

         9. SERVICE: Subject to a right of reimbursement from Tenant through its Proportionate Share of Operating Costs, and so long as Tenant is not in default hereunder, Landlord shall:

         (a) maintain, repair and replace as needed all heating, ventilating, air conditioning, mechanical, electrical and plumbing systems, facilities and equipment in the Premises and the Building;

         (b) replace Building-standard fluorescent electric lamps and ballasts used in the Premises; and

         (c) furnish Tenant: (i) hot and cold water, at those points of supply provided for general use of tenants; (ii) heated and refrigerated air conditioning in season at such times as Landlord normally furnishes these services to all tenants of the Building, and at such temperatures and in such amounts as are in accordance with any applicable statutes, rules or regulations and are considered by Landlord to be standard, such service at other times and on Saturdays, Sundays, and holidays to be optional on the part of Landlord (Landlord hereby reserves the right to charge Tenant for any such optional service requested by Tenant on such basis as Landlord, in its sole discretion, determines) (iii) janitor service to the Premises on weekdays other than holidays; (iv) such window washing as may from time to time in the Landlord's judgment be reasonably required; and (v) operator-less passenger elevators for ingress and egress to the floor on which the Premises are located, provided Landlord may reasonably limit the number of elevators to be in operation on Saturdays, Sundays, and holidays.

         Failure to any extent to furnish, or any stoppage or interruption of these defined services, resulting from any cause, shall not render Landlord liable in any respect for damages to any person, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly upon receipt of notice from Tenant, but Tenant shall have no claim for an abatement of Rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Whenever heat generating machines or equipment are used by Tenant in the Premises which

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disproportionately affect the temperature otherwise maintained by the air conditioning equipment, Landlord reserves the right to install supplementary air conditioning units in the Premises (or for the use of the Premises) and the expense of such purchase, installation, maintenance, operation and repair shall be paid by Tenant upon demand as Additional Rent.

         Notwithstanding the foregoing, if services required to be performed by Landlord pursuant to (a), (b) or (c) above must be performed due to the negligence or willful misconduct of Tenant, its agents, servants or employees, the costs of such services shall not be a part of Operating Costs, but shall be Tenant's sole responsibility, and shall be Additional Rent payable in accordance with Section 6.

         10. COVENANTS OF TENANT: In addition to all of its other obligations pursuant to the Lease, Tenant hereby covenants with Landlord as follows:

         A. Laws and Regulations: Tenant shall observe such governmental ordinances, laws and regulations and such Building rules and regulations, including, but not limited to those set forth in Exhibit F, which from time to time may be put into effect by Landlord for the general safety, comfort, and convenience of Landlord, occupants and tenants of the Building and their licensees and invitees, including, without limitation, Building signage and graphics standards, use of designated common areas and other Building areas, security measures, and similar matters.

         B. Surrender of Premises; Goods and Effects: Upon the termination of this Lease in any manner whatsoever, Tenant shall remove its goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Premises to Landlord peaceably and quietly in as good order and condition as the same were in on the Commencement Date, reasonable use and wear excepted. Goods and effects not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned, and Landlord may dispose of the same as it deems expedient, at Tenant's expense. Tenant shall be responsible for payment of all costs incurred by Landlord for any restoration of the Premises needed by virtue of the removal of Tenant's goods and effects whether removed by Tenant or Landlord.

         C. Assignment and Subletting: Tenant shall not assign this Lease or sublet all or any part of the Premises voluntarily, involuntarily or by operation of law, or through change in the ownership of Tenant, if Tenant is a corporation or a partnership, without first obtaining Landlord's written consent thereto. Landlord's consent will not be unreasonably withheld provided that: (i) occupancy of any such assignee or sublessee is not, in Landlord's reasonable judgment, inconsistent with the character of the Building; (ii) such assignee or sublessee shall assume in writing the performance of the covenants and obligations of Tenant hereunder; (iii) a fully executed copy of any such assignment or sublease shall be immediately delivered to Landlord but the making of such assignment or sublease shall not be deemed to release Tenant from the payment and performance of any of its obligations under this Lease; (iv) Tenant shall promptly disclose and pay to Landlord as Additional Rent hereunder any rent or other payments pursuant to any sublease which exceed the amounts payable hereunder and any other consideration paid, or to be paid, by reason of the assignment or sublease; (v) such assignment or subletting is approved by any mortgagee holding a mortgage covering the Premises which reserves such right unto the mortgagee; (vi) Tenant is not in default of this Lease on the date of the assignment or sublease; and (vii) such assignee or sublessee

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                  meets the credit standards required by Landlord for tenants of similar size and type in the Building. Notwithstanding the foregoing, if Tenant wishes to assign this Lease or sublet all or any part of the Premises to a named third party, Tenant shall first offer, in writing, to assign or sublet (as the case may be) to Landlord on the same terms and conditions as provided in this Lease. Any such offer by Tenant shall be deemed to have been rejected by Landlord unless within ten
                  (10) days from receipt thereof, Landlord delivers to Tenant written notice of acceptance of Tenant's offer. Any assignment or sublease or purported assignment or sublease made without Landlord's prior written consent shall be void, and of no force and effect, whether or not Landlord had actual or constructive notice of such assignment or sublease. Notwithstanding anything to the contrary in this Lease, options granted to Tenant, if any, to expand the Premises, renew this Lease, have a right of first offer or first refusal on any other space in the Building, or terminate this Lease are personal to Tenant and shall not inure to the benefit of, or be available to any assignee or sublessee of Tenant.

         D. Signs: Tenant shall not place signs on or about the Premises or the Building or install signs, advertising or other material on the interior (if any) or exterior windows of the Premises without first obtaining Landlord's written consent thereto.

         E. Damage to Building: Tenant shall not overload, damage or deface the Premises or the Building or do any act which may make void or voidable any insurance on the Premises or the Building, or which may render an increased or extra premium payable for insurance.

         F. Hazardous Substances: Tenant shall not cause or permit to occur (i) any violation of any federal, state or local law, ordinance or regulation now or hereafter enacted relating to environmental conditions in, under or about the Premises or arising from Tenant's use or occupancy of the Premises; or
                  (ii) without Landlord's prior written consent, which consent may be given or withheld in Landlord's sole discretion, use, generate, release, manufacture, refine, produce, process, store or dispose of any Hazardous Substance (as hereinafter defined) in, under or about the Premises, or transport any Hazardous Substance to or from the Premises. For the purposes of this Lease, Hazardous Substance shall include, but not be limited to flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), petroleum, petroleum products, chemicals known to cause cancer or adversely affect reproduction, pollutants, contaminants, hazardous wastes, toxic products and substances declared to be hazardous or toxic under any law or regulation concerning the environment now or hereafter enacted or promulgated by any governmental authority.

         G. Mechanic's Liens: Tenant shall keep the Premises and the Building free from any mechanics', materialmens', contractors' or other liens arising from, or any claims for damages growing out of, any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall indemnify and hold harmless Landlord from and against any such lien, or claim or action thereon, and reimburse Landlord promptly upon demand therefor by Landlord for costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such lien, claim or action.

         H. Insurance: Tenant shall maintain at its expense at all times during the Term: (i) a policy or policies of commercial liability insurance with respect to the Premises and the

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                  business of Tenant, naming Landlord as an additional insured thereon with limits of not less than $1,000,000 combined single limit; provided, however, that if Tenant's policy or policies of insurance is or are subject to an annual aggregate clause, Tenant shall provide Landlord with evidence demonstrating that the $1,000,000 coverage required by this subparagraph (i) applies solely to the Premises; and (ii) a policy or policies of all-risk coverage insurance insuring Tenant's leasehold improvements, trade fixtures and other personal property for the full replacement cost value thereof, and naming Landlord as a loss payee as its interest may appear. All such insurance policies shall be placed with companies with a Best rating of A-VII or better and qualified to do business in the State of Minnesota, provide for at least thirty (30) days prior written notice to Landlord before cancellation or amendment, name Landlord as an additional insured thereon, and current, endorsed copies or certificates thereof shall be filed with Landlord prior to Tenant's occupancy of the Premises and on each anniversary of the Commencement Date during the Term.

         I. Vending Machines: Tenant shall not install, operate, or permit any vending machines or coin-operated devices upon the Premises without Landlord's prior written consent.

         J. Maintenance of Premises: Except to the extent that Landlord is specifically responsible therefor under Paragraph 9(a) of this Lease, Tenant shall maintain the Premises and its surrounding walls, ceiling and floor and all improvements therein in good order and condition, including repairs and replacements thereto.

                  Notwithstanding the foregoing, if any of Tenant's obligations pursuant to this Paragraph (j) involve any structural portion of the Building, or any Building system, including, but not limited to, heating, ventilating and air conditioning, Tenant shall not undertake any maintenance, repair or replacement thereof without Landlord's prior written consent.

         K. Waste: Tenant shall not commit waste on the Premises, nor allow waste to be committed by any of Tenant's agents, employees, licensees, invitees or contractors.

Tenant's obligations under this Section 10 to do or not to do a specified act shall extend to and include all conduct of Tenant's employees, agents, contractors, licensees and invitees.

         11. INSTALLATION OF IMPROVEMENTS; ALTERATIONS: Subject to Tenant's performance of its obligations hereunder, Landlord agrees to install at Landlord's cost and expense the improvements described in Exhibit C attached hereto. All other improvements to the Premises shall be installed at the cost and expense of Tenant (which cost shall be payable on demand by Land-lord as Additional Rent), but only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, and only by Landlord or by contractors and subcontractors approved in writing by Landlord (which approval shall not be unreasonably withheld). All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to its original condition by the date of expiration or termination of this Lease or upon earlier vacating of the Premises; provided, however, that, if at such time Landlord so elects, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of expiration or termination of this Lease or upon earlier vacating of the Premises and title shall pass to

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Landlord under this Lease as by a bill of sale. All such removals and restoration shall be accomplished in a good workmanlike manner by contractors approved in writing by Landlord so as not to damage the primary structure or structural qualities of the Building. All alterations, additions or improvements proposed by Tenant shall be constructed (a) in a first-class manner consistent with the Building; and (b) in accordance with all governmental laws, ordinances, rules and regulations. Tenant shall, prior to construction, provide such assurances to Landlord, including but not limited to waivers of lien, surety company performance and payment bonds and personal guaranties of individuals of substance, as Landlord shall require to assure payment of the costs thereof and to protect Landlord against any loss from mechanics', laborers', materialmen's or other liens. If such improvements are not being performed by Landlord, Tenant shall permit Landlord, if Landlord so desires, to supervise construction operations in connection with such work. In no event will such supervision or right to supervise by Landlord, nor shall any approvals given by Landlord under this Lease, constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or impose any liability upon Landlord in connection with the performance of such work.

         12. CASUALTY LOSS: In case of damage to the Premises or the Building by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord, who shall within sixty (60) days of such notice give notice to Tenant that: (1) Landlord elects to terminate this Lease as hereinafter provided, or
(2) Landlord will cause the damage to be repaired with reasonable speed, at the expense of the Landlord, subject to delays which may arise by reason of adjustment or loss under insurance policies and for delays beyond the reasonable control of Landlord, but Landlord shall have no obligation to restore or replace any property owned by Tenant; and to the extent that the Premises are rendered untenantable the Base Rent and Operating Costs shall proportionately abate, except in the event such damage resulted from or was contributed to by the act, fault or neglect of Tenant, Tenant's employees, invitees, contractors, licensees or agents, in which event there shall be no abatement of Rent. If the damage shall be so extensive that the Landlord shall decide not to repair or rebuild, this Lease shall, at the option of Landlord, be terminated as of the date of such damage by written notice from Landlord to Tenant, and the Base Rent and Operating Costs shall be adjusted to the date of such damage and Tenant shall thereupon promptly vacate the Premises. If Landlord elects to repair the damage, Landlord shall be obligated to repair only to the extent insurance proceeds are made available therefor.

         In the event of any damage or destruction to the Building or the Premises by any peril covered by the provisions of this Section 12, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant or its assignees, sublessees or licensees from such portion or all of the Building or the Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord harmless from any loss, liability; costs, and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of (i) any alleged failure to property secure the Premises prior to such removal or
(ii) such removal.

         13. CONDEMNATION: If the entire Premises are taken under power of eminent domain (which shall include the exercise of any similar governmental power or any purchase or other acquisition in lieu thereof), this Lease shall automatically terminate as of the date of taking, which shall be the date Tenant is required to yield possession thereof to the condemning authority. If a portion of the Premises is taken under power of eminent domain, Landlord shall have the right to terminate this Lease as of the date of taking by giving written notice thereof to Tenant on or before the date of taking. If Landlord does not elect to terminate this Lease, it shall, at its expense, restore or cause to be restored the Premises, exclusive of any improvements or other changes made therein by Tenant, to as near the condition which existed immediately prior to the date of taking as reasonably possible, and taking into account any reduction in the square footage of the Premises, and to the extent that the Premises are rendered

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untenantable, the Base Rent and Operating Costs shall proportionately abate. All damages awarded for a taking under the power of eminent domain shall belong to and be the exclusive property of Landlord, whether such damages be awarded as compensation for diminution in value of the leasehold estate hereby created or to the fee of the Premises; provided, however, that Landlord shall not be entitled to any separate award made to Tenant for the value and cost of removal of its personal property and fixtures or any relocation payment or allowance made to Tenant.

         14. LIABILITY AND INDEMNITY: Save for its gross negligence or willful misconduct, Landlord shall not be responsible or liable to Tenant for any loss or damage resulting to Tenant, its agents, servants, employees, contractors, licensees or invitees, or its property from any cause whatsoever, including, but not limited to, loss or damage that may be occasioned by or through the acts or omissions of persons occupying any part of the Building or any persons transacting any business in or about the Building or persons present in or about the Building for any other purpose or the inability of Tenant to conduct its business in the Premises due to the failure of Tenant's telephone system as a result of work performed on another tenant's telephone system or on the Building telephone system. Tenant shall defend, indemnify and save Landlord harmless from and against all liabilities, damages, claims, costs, charges, judgments and expenses, including, but not limited to, reasonable attorneys' fees, which may be imposed upon or incurred or paid by or asserted against Landlord, the Premises or any interest therein or in the Building by reason of or in connection with any use, nonuse, possession or operation of the Building or the Premises, or any part thereof, any negligent or tortious act on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees, any accident, injury, death or damage to any person or property occurring in, on or about the Premises or any part thereof, and any failure on the part of Tenant to perform any of the terms or conditions of this Lease; provided, however, that nothing contained in this paragraph shall be deemed to require Tenant to indemnity Landlord with respect to any gross negligence or willful misconduct committed by Landlord or to any extent prohibited by law.

         15. DEFAULT: Tenant hereby agrees that the occurrence of any one or more of the following shall constitute an Event of Default under this Lease:

         (a) The failure of Tenant to make any payment due hereunder within five (5) days after the due date thereof;

         (b) The failure of Tenant to perform any of the other agreements, covenants, terms and conditions of this Lease;

         (c) The commencement of any proceeding by or against Tenant in bankruptcy or for appointment of a receiver; or

         (d) The insolvency of Tenant, or the making by Tenant of a general assignment for the benefit of creditors, or the filing by Tenant for protection under any statute regarding bankruptcy now or hereafter in force;

then, in any such event, Landlord, in addition to all other rights and remedies available to Landlord, by law or by other provisions hereof, may, with or without process of law, re-enter immediately into the Premises and remove all persons and property therefrom, and, at Landlord's option, annul and cancel this Lease or terminate Tenant's right to possession of the Premises without terminating this Lease, and Tenant hereby expressly waives the service of any notice in writing of intention to re-enter as aforesaid. Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy and take and hold possession thereof as provided above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation including Tenant's obligation to pay the Base Rent, Operating Costs and Additional Rent hereunder for the full Term. In any such case, Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the Base Rent, and estimates of Operating Costs and Additional Rent, for the residue of the stated term hereof plus any other sums provided herein to be paid by Tenant for the remainder of the Term.

         Landlord may; but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord, in its sole discretion, shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation any broker's commission and attorneys' fees incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all Base Rent and any amounts of Operating Costs and Additional Rent and other sums reserved in this Lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorneys' fees and brokers' commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums due and payable under this section from time to time.

         Neither acceptance of Rent by Landlord, with or without knowledge of breach, nor failure of Landlord to take action on account of any breach hereof or to enforce its rights hereunder shall be deemed a waiver of any breach, and absent written notice or consent, said breach shall be a continuing one at Landlord's sole option.

         Notwithstanding anything in this Section 15 to the contrary, upon any default by Tenant in any of its obligations hereunder except the obligation to pay Base Rent, Operating Costs and Additional Rent, and the obligation to maintain insurance, if Tenant, within five (5) days after notice from Landlord, commences to cure such default and prosecutes such cure diligently to completion, Tenant shall not be in default hereunder; provided, however, that such cure period shall in no extent exceed sixty (60) days.

         16. LATE PAYMENT: If Tenant fails to pay any installment of Rent, or other sums hereunder as and when such installment or other charge is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment or other charge overdue in any month and five percent (5%) each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be Additional Rent hereunder and the failure to pay such late charge within ten
(10) days after demand therefor shall be an additional Event of Default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         17. NOTICES: All bills, statements, notices or communications, including changes of address of either party, which either party may desire or be required to give to the other shall be deemed sufficiently given or rendered if in writing and either delivered to the other party personally, sent by registered or certified mail, return receipt requested, sent by national air courier service, addressed to Tenant at the Building, or to Landlord at the address where the last installment of Base Rent due hereunder was payable, or, as to either party, upon receipt of notice in accordance with this section, to the last address furnished by such party. The time of rendition thereof or the giving of such notice or communication shall be deemed to be the time when the same is personally delivered to the other party, deposited in the mail, or delivered to the other party by a national air courier service as herein provided. Any notice or the return of any access cards, keys, or otherwise to be given from Tenant to Landlord must be delivered in the manner set forth above to Landlord's managing agent.

         18. HOLDING OVER: Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession of the Premises to Landlord. If Tenant retains possession of the Premises or any part thereof after any such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes either (a) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (b) creation of a tenancy at sufferance; provided, however that the Base Rent prorated on a daily basis if subparagraph (b) is elected, shall, in addition to all other sums which are to be paid by Tenant hereunder including, but not limited to Operating Costs, whether or not as Additional Rent, be equal to double the Base Rent being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (b) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the Rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any Rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

         19. SUBORDINATION: The rights of Tenant shall be and are subject and subordinate at all times to the lien of any mortgage now or hereafter in force against the Building, and Tenant shall execute such further instruments subordinating this Lease to the lien of any such mortgage as shall be requested by Landlord. If Landlord's interest in the Building is transferred to any person or entity by reason of (a) a foreclosure or other proceeding to enforce a mortgage against the Building; (b) delivery by Landlord of a deed in lieu of foreclosure; or (c) a sale, conveyance or assignment of the Building, then in any such case, Tenant shall immediately and automatically attorn to such person or entity without the execution of any further instruments evidencing Tenant's attornment. If requested by Tenant, Landlord agrees to use reasonable efforts to obtain an agreement of non-disturbance of Tenant's occupancy of the Premises from the holder of any mortgage against the Building in the event that such holder, its successors or assigns, succeeds to the interest of Landlord.

         20. ESTOPPEL CERTIFICATE: Tenant shall at any time and from time to time within ten (10) days after written request from Landlord execute and deliver to Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn and acknowledged estoppel certificate, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee or prospective mortgagee certifying and stating as follows: (i) this Lease has not been modified or amended (or if modified or amended, setting forth such modifications or amendments); (ii) this Lease (as so modified or amended) is in full force and effect (or if not in full force and effect, the reasons therefor); (iii) the Tenant has no offsets or defenses to its performance of the terms and provisions of this Lease, including the payment of Rent (or if there are any such defenses or offsets, specifying the same); (iv) Tenant is in possession of the Premises, if such be the case; (v) if an assignment of rents or leases has been served upon Tenant by a mortgagee or prospective mortgagee, Tenant has received such assignment and agrees to be bound by the provisions thereof; and (vi) any other accurate statements reasonably required by Landlord or its mortgagee or prospective mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in Such estoppel certificate. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten (10) day period and such certificate as signed by Landlord shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five (5) days after receipt by Tenant of a copy of the certificate executed by Landlord on behalf of Tenant.

         21. BINDING EFFECT: The word "Tenant", wherever used in this Lease, shall be construed to mean tenants in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply to corporation, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, provided that this Lease shall not inure to the benefit of any assignee, heir, legal representative, transferee or successor of Tenant except upon the express written consent or election of Landlord.

         22. TRANSFER OF LANDLORD'S INTEREST: In the event of any transfer or transfers of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, including, without limitation, the obligation of Landlord under Section 4 hereof to return the security deposit as provided therein following assignment or transfer thereof to such assignee of Landlord's interest.

         23. EXPENSE OF ENFORCEMENT: If either party hereto be made or become a party to any litigation commenced by or against the other party involving the enforcement of any of the rights and remedies of such party, or arising on account of the default of the other party in the performance of such party's obligations hereunder, then the prevailing party in any such litigation (or the party becoming involved in such litigation because of a claim against such other party, as the case may be) shall receive from the other party all costs and reasonable attorneys' fees incurred by it in relation to such litigation, and, in the case of Tenant, such costs and attorneys' fees shall constitute Additional Rent hereunder.

         24. ACCESS; CHANGES IN BUILDING FACILITIES; NAME: (a) Tenant shall give Landlord and Landlord's managing agent access to the Premises at any time during emergencies and at all reasonable times, without charge or diminution of rent, to enable Landlord to examine or exhibit the same and to make such inspections, repairs, additions and alterations as Landlord deems necessary or may be required to make hereunder; (b) all portions of the Building except space within the inside surfaces of all walls and doors bounding the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to
Landlord: (i) Tenant understands and agrees the Landlord may, at any time or from time to time during the term of this Lease, perform renovation and or repair work in and to the Building or the mechanical systems serving the Building (which work may include, but need not be limited to, the repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, common hallways, or lobby), any of which work may require access to the same from within the Premises; (ii) Tenant therefore agrees that:
(A) Landlord shall have access to the Premises at all reasonable times, upon reasonable notice for the purpose of performing such work, and (B) Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of rent on account of any noise, vibration, or other disturbance to Tenant's business at the Premises which shall arise out of said access by Landlord or by the performance by Landlord of the aforesaid work at the Building; (iii) Landlord shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during any such entry upon the Premises by Landlord; and (iv) it is expressly understood and agreed by and between Landlord and Tenant that if Tenant shall commence any action or proceeding seeking injunctive, declaratory, or monetary relief in connection with the rights reserved to Landlord under this provision, or if Landlord shall commence any action or proceeding to obtain access to the Premises in accordance with this provision, and if Landlord shall prevail in any such action, then Tenant shall pay to Landlord, as additional rent under this Lease, a sum equal to all legal fees, costs, and disbursements incurred by Landlord in any way related to or arising out of such action or proceeding; (c) Landlord reserves the right, at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, concourse, elevators, stairways and other improvements thereof, as it may deem necessary or desirable from time to time; and (d) Landlord may adopt any name for the Building and Landlord reserves the right to change the name and/or address of the Building at any time.

         25. RIGHT OF LANDLORD TO PERFORM: If Tenant shall fail to pay any sum of money other than Base Rent, Operating Costs or Additional Rent required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be so obligated, and without waiving or releasing Tenant from any obligations of Tenant, after the end of the fifth day after notifying Tenant of Tenant's obligation to perform, make any such payment or perform any such other act on Tenant's part to be made or performed hereunder; provided, however, that in the event of emergency, Landlord shall have the right to perform Tenant's obligations prior to the expiration of the five-day period specified above and shall have the right to use the Security Deposit to pay such expenses, or pay such expenses directly and reimburse itself from the Security Deposit. Tenant shall, promptly and upon demand therefor by Landlord, reimburse Landlord for all sums so paid by Landlord and all necessary incidental costs, and Landlord shall have the same rights and remedies in the event of the failure by Tenant to pay such amounts as Landlord would have in the event of a default by Tenant in the payment of Rent.

         26. BROKERS: Each of the parties (i) represents and warrants to the other that it has not dealt with any real estate broker or finder with regard to leasing or renting space in the Building except as described on Exhibit E attached hereto; and (ii) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorney's fees) incurred as a result of an alleged breach of the foregoing warranty and representation.

         27. LANDLORD'S SECURITY INTEREST: Landlord reserves (and is hereby granted) a security interest in all fixtures, equipment and personal property (tangible and intangible) now or hereafter located in or on the Premises to secure all sums due from and all obligations to be performed by Tenant hereunder, which lien and security interest may be enforced by Landlord in any manner provided by law, including, without limitation, under and in accordance with the Uniform Commercial Code as adopted in Minnesota. At Landlord's request, Tenant shall execute and file, where appropriate, all documents required to perfect the security interest herein granted.

         28. MODIFICATIONS FOR LENDER: If, in connection with obtaining financing for the Building or the Premises, any lender shall request modifications in this Lease as a condition to such financing, Tenant shall promptly execute any instrument submitted to Tenant by Landlord containing such modifications; provided, however, that such modifications shall not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

         29. LIMITATION OF LIABILITY: If Landlord is ever adjudged by any court to be liable to Tenant in damages, Tenant specifically agrees to look solely to Landlord's interest in the Building for the recovery of any judgment from Landlord, it being agreed that Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers, or shareholders, shall never be personally liable for any such judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successor in interest, or to maintain any other action not involving the personal liability of Landlord (or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers, or shareholders), or to maintain any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord. Notwithstanding anything to the contrary in this Lease, Landlord shall not be liable to Tenant, Tenant's agents, servants or employees, or to any person or entity claiming by or through Tenant, for any consequential, indirect, special or similar types of damages.

         30. SUBSTITUTE PREMISES: At any time after the execution of this Lease, Landlord may substitute for the Premises other premises in the Building (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes hereunder; provided, however, that:

         A. The New Premises shall be similar in area and in appropriateness for Tenant's purposes; and

         B. If Tenant is occupying the Premises at the time of any such substitution, Landlord shall pay the expense of moving Tenant, its property and equipment to the New Premises, and shall also pay the expenses of improving the New Premises with improvements substantially similar to those located in the Premises.

         31. WAIVER OF SUBROGATION: Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.

         32. INCORPORATION OF EXHIBITS: The following exhibits to this Lease are hereby incorporated by reference for all purposes as fully as if incorporated herein:

         EXHIBIT A         Premises Location Drawing
         EXHIBIT B         Building Legal Description
         EXHIBIT C         Leasehold Improvements Plans and Specifications
         EXHIBIT D         Guaranty
         EXHIBIT E         Brokers
         EXHIBIT F         Building Rules and Regulations

         33. FORCE MAJEURE: All of the obligations of Landlord and of Tenant under this Lease are subject to and shall be postponed for a period equal to any delay or suspension resulting from fires, strikes, acts of God, and other causes beyond the control of the party delayed in its performance hereunder, this Lease remaining in all other respects in full force and effect and the Term not thereby extended. Notwithstanding the foregoing, the unavailability of funds for payment or performance of Tenant's obligations hereunder shall not give rise to any postponement or delay in such payment or performance of Tenant's obligations hereunder.

         34. GENERAL: The submission of this Lease for examination does not constitute the reservation of or an option for the Premises, and this Lease becomes effective only upon execution and delivery hereof by Landlord and Tenant. This Lease does not create the relationship of principal and agent or of partnership, joint venture or any association between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of lessor and lessee. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. Each term and each provision of this Lease performable by Tenant shall be construed to be both a covenant and a condition. The topical headings of the several paragraphs and clauses are for convenience only and do not define, limit or construe the contents of such paragraphs or clauses. All preliminary negotiations are merged into and incorporated in this Lease, and this Lease constitutes the entire agreement between the parties. Landlord has made no representations or warranties to Tenant with regard to this Lease, the Premises or the Building which are not expressly set forth herein. This Lease can only be modified or amended in writing, which writing shall be signed by the parties hereto, their successors or assigns (and mortgagees if required by such mortgage). All provisions hereof shall be binding upon the heirs, successors and assigns of each party hereto.

         35. SEVERABILITY: The invalidity of any provision, clause or phrase herein contained shall not serve to render the balance of this Lease ineffective or void and the same shall be construed as if such had not been herein set forth.

         36. GOVERNING LAW: This Lease shall be governed in accordance with the laws of the State of Minnesota.

         37. ADDITIONAL PROVISIONS: Addendum to Lease Sections 38 through 39 are hereby incorporated by reference as fully as set forth herein.

         IN WITNESS WHEREOF, the respective parties hereto have caused this Lease to be executed as of the day and year first above written.

LANDLORD                                           TENANT:

LEXINGTON HOPKINS LIMITED PARTNERSHIP        Profile National Business Directory
                                             a Minnesota Corporation
By:   Lexington Properties, Inc.
      Its General Partner                    By:    /s/ Satya P. Garg
                                                -------------------------------
                                                    Its  President
                                                -------------------------------
      By:    /s/ Donald H. Bodel             And:
         ----------------------------------     -------------------------------
      Its:  President                        Its
          ---------------------------------     -------------------------------

                                ADDENDUM TO LEASE

         This Addendum is hereby made a part of a certain Lease dated the 14th day of March, 1997 between Lexington Hopkins Limited Partnership, as Landlord, and Profile National Business Directory, a Minnesota Corporation, as Tenant. Where any of the provisions hereinafter set forth conflict with the printed portion of the Lease, the provisions of this Addendum shall govern.

38. Base Rent. Tenant agrees to pay Landlord during the Term a Base Rent (the "Base Rent") as outlined below:

                                                              Monthly                  Annual Net Rate
                                        Annual             Installments                Per Square Foot
                                        ----------         -------------              ----------------
         __/97 to 04/30/98              $18,400.00            $1,533.33                     $8.00
         05/01/98 to 04/30/99           $18,975.00            $1,581.25                     $8.25
         05/01/99 to 04/30/00           $19,550.00            $1,629.17                     $8.50

         The Base Rent is due and payable in advance on the Commencement Date and on the first day of each month thereafter during the Term, without deduction or setoff of any kind, and delivered or sent to Landlord's managing agent, Welsh Companies, Inc., 8200 Normandale Boulevard, Suite 200, Bloomington, MN 55437 or at such other place as may from time to time to be designated by Landlord.

39. Renewal Option. Landlord hereby grants to Tenant a one-time successive three year option to extend the lease term provided:

         a) Tenant has not been, and is not, in default under the Lease at the time such option is exercised and at the time such extension is to commence; and

         b) Tenant delivers to Landlord, not later than six (6) months prior to the end of the original lease term, written notice (the "Renewal Notice") exercising its option to extend the lease term.

         If Tenant exercises the Renewal Notice to Landlord, the Base Rent for the renewal term shall be at the then prevailing market rate for comparable space in comparable buildings, as reasonably determined by Landlord.

                                                                       EXHIBIT B

                                LEGAL DESCRIPTION

Lot 14, except the North 44 feet of the West 37 feet thereof; all of Lots 15, 16, 17, 18, 19, 20; and that part of Lot 21 lying South of the North 44 feet; all in Block 6, West Minneapolis, including the vacated 14 foot alley adjacent to Lots 18, 19, 20 and that part of Lot 21, lying South of the North 44 feet, Block 6, West Minneapolis, according to the recorded plat thereof, and situate in Hennepin County, Minnesota.

Abstract Property.

                                                                       EXHIBIT C

                LEASEHOLD IMPROVEMENTS, PLANS AND SPECIFICATIONS

Landlord agrees to provide up to $6,900.00 toward building standard tenant improvements to be used solely for improvements to the Premises as approved by Landlord. Landlord reserves the right to have prior approval of all plans, materials, payment methods, and contractors. Tenant shall receive all applicable building permits and cause no lien against the Building. Any costs in excess of $6,900.00, including but not limited to standard architectural fees, shall be at the expense of Tenant. Tenant shall make payment of any such costs in excess of Landlord's contribution to Landlord upon demand.

                                                                       EXHIBIT D

                                    GUARANTY

         This Guaranty is attached to a Lease dated as of the 14th day of March, 1997, by and between The Lexington Hopkins Limited Partnership ("Landlord") and Profile National Business Directory, Inc. ("Tenant").

**
         The undersigned, in consideration of the leasing of the Premises described in the attached Lease to the Tenant therein mentioned, hereby absolutely, unconditionally and irrevocably guarantee to Landlord the full and complete performance of all of the Tenant's covenants and obligations under said Lease, including any extension, renewal or holdover thereof, and the full payment by Tenant of all Base Rent, Operating Costs and Additional Rent and all other charges and amounts required to be paid by Tenant under the Lease, and the undersigned will pay all of Landlord's expenses, including attorneys' fees, incurred in enforcing the obligations of Tenant under said Lease, or incurred in enforcing this Guaranty.

         The undersigned hereby waives all requirements of notice of the acceptance of this Guaranty and all requirements of notice of breach or nonperformance by Tenant. The undersigned's obligation hereunder shall remain fully binding although; (a) Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant, modified or amended the Lease, released, returned or misapplied other collateral given later as additional security (including other guaranties) or released Tenant from the performance of its obligations under such Lease; or (b) Tenant may have assigned, sublet or otherwise transferred the Lease.

         The undersigned shall not be subrogated to any of the rights of Landlord under the Lease or in or to the Premises described therein, or to any other rights of Landlord, by reason of any of the provisions of this Guaranty or by reason of the performance by the undersigned or any of its or their obligations under this Guaranty.

         This Guaranty shall survive expiration or earlier termination of the Lease. Without limiting the generality of the foregoing, the undersigned hereby acknowledges that if the holder of any mortgage, deed of trust, underlying ground lease, holder of any like encumbrance or purchaser at foreclosure shall succeed to the interests of Landlord under the Lease, this Guaranty shall remain in full force and effect for the benefit of any holder of said encumbrances or foreclosure purchaser, as the case may be.

         The undersigned's obligations shall be joint and several and the release of one such guarantor shall not release any other of such guarantors. This Guaranty shall be binding upon the undersigned and their respective heirs, executors, administrators, representatives, successors and assigns.

Executed by the undersigned this 14th day of March, 1997.

Address of Guarantor(s):                    SM ENGINEERING COMPANY


1011 First Street South, Suite 370          By:   /s/  Satya P. Garg
                                               ----------------------------
Hopkins, MN                                    Its: President
                                                    -----------------------

**Mr. Satya P. Garg is the majority owner of both Tenant and the undersigned and expects to derive substantial benefit from the Lease transaction.

                                                                       EXHIBIT E

                                     BROKERS

Landlord agrees that it is responsible for the brokerage commission due to Welsh Companies for this Lease between Profile National Business Directory, a Minnesota Corporation, as Tenant, and Lexington Hopkins Limited Partnership, a Minnesota limited partnership, as Landlord.